Exhibit 99.1

ARC Group Worldwide, Inc. Announces Public Offering of Common Stock

DELAND, FL., March 24, 2015/PRNewswire/—ARC Group Worldwide, Inc. (“ARC”) (NASDAQ: ARCW) today announced that it has commenced an underwritten public offering of 3,000,000 shares of its common stock.  In addition, ARC intends to grant the underwriters an option to purchase up to an additional 450,000 shares of common stock.

Brean Capital, LLC and Imperial Capital, LLC are acting as joint book-running managers of the offering.

The offering is being made only by means of a prospectus, copies of which may be obtained from Brean Capital, LLC, 1345 Avenue of the Americas, 29th Floor, New York, NY 10105, attention: Matt Picciano, phone: (212) 702-6536 / fax: (212) 702-6649, or by e-mail: Syndicate@breancapital.com; or Imperial Capital, LLC, 277 Park Avenue, 48th Floor, New York, NY 10172, attention: Steve Dearing phone: (212) 351-9433 / fax: (212) 351-9718.

Although a registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission, it has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About ARC Group Worldwide, Inc.

ARC Group Worldwide, Inc. is a leading global advanced manufacturing and 3D printing service provider. With its business founded in 1987, the Company offers its customers a compelling portfolio of advanced manufacturing technologies and cutting-edge capabilities to improve the efficiency of traditional manufacturing processes and accelerate their time to market. In addition to being a world leader in metal injection molding (“MIM”), ARC has significant expertise in 3D printing and imaging, materials science, advanced tooling, automation, machining, stamping, plastic injection molding, lean manufacturing, and robotics. For more information visit the website of ARC Group Worldwide, Inc.

Forward-Looking Statements

The forward-looking statements contained in this press release are based on ARC management’s current expectations, estimates and projections about future events. These include, but are not limited to, statements, if any, regarding business plans, pro-forma statements and financial projections, ARC’s ability to expand its services and realize growth.  All such “forward-looking statements” are made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to risks and uncertainties.  These statements are not historical facts or guarantees of future performance, events or results. Such statements involve potential risks and uncertainties, and the general effects of financial, economic, and regulatory conditions affecting our industries. Accordingly, actual results may differ materially.  In particular, estimates regarding our anticipated quarterly performance are based upon currently available information; however, unpredictable events may arise before the closing of each quarterly financial period that could negatively affect actual quarterly performance outcomes.  These events may include orders that are withdrawn, delayed or returned, unexpected costs, change in currency exchange rates, and/or quality, workforce, and inventory issues.  ARC does not have any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For additional factors that may affect future results, please see filings made by ARC with the Securities and Exchange Commission (“SEC”), including its Form 10-K for the fiscal year ended June 30, 2014, Form 10-Q for the period ended September 28, 2014, and Form 10-Q for the period ended December 28, 2014 as well as our current reports on Form 8-K filed from time-to-time with the SEC.

CONTACT: Drew M. Kelley

PHONE: (303) 467-5236

Email: InvestorRelations@ArcGroupWorldwide.com